NETWORK IMAGING CORPORATION

                              8.0% Convertible Note
                                    $100,000
                                due July 8, 2002

         This Note, dated as of July 9, 1997, is executed by and between Network Imaging Corporation, a Delaware corporation (the "Company") and Wood Gundy in trust for RRSP 550 98866 19 (the "Holder"). The Convertible Debentures will not be registered under the Securities Act of 1933, as amended.

         THE COMMON STOCK UNDERLYING THE CONVERTIBLE DEBENTURES WILL BE OFFERED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE COMMON STOCK IS RESTRICTED AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS, AS THAT TERM IS DEFINED BY REGULATION S, UNLESS THE COMMON STOCK IS REGISTERED UNDER APPLICABLE FEDERAL AND STATE SECURITIES LAWS OR UNLESS EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS ARE AVAILABLE AND THE COMPANY IS PROVIDED WITH AN OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE.

1.       Interest.

         The Company promises to pay interest of the principal amount of this Security at the rate of 8.0% per annum. To the extent it is lawful, the Company promises to pay interest on any interest payment due but unpaid on such principal amount at a rate of 8.0% per annum compounded semi-annually.

         The Company, at its option, shall pay interest in either cash or Common Stock issued at the lower of either the Conversion Price or the Redemption Price, as those terms are herein defined.

2.       Method of Payment.

         The Company shall pay interest, at its sole option, either in cash or Common Stock on the Convertible Debentures at such time as it receives a notice to convert or redeem the Convertible Debentures. The Holder must surrender Convertible Debentures to the Company to collect principal payments.

3.       Registrar and Paying Agent.

         American Stock Transfer & Trust Company will act as Registrar. The Company will act as Paying Agent. The Company may change any Paying Agent, Registrar or co-Registrar without notice to the Holder. The Company or any of its Subsidiaries may, subject to certain exceptions, act as Paying Agent, Registrar or co-Registrar.

4.       Conversion.

         After a period of forty-five (45) days from the date of execution of this Note up to the date fixed for redemption, the Holder has the right to convert the Convertible Debentures into Network Imaging Common Stock (the "Common Stock") at a conversion rate equal to $1.875 (the market price per share on the date of execution of this Note) (the "Conversion Price"). Until such time as the Common Stock underlying the Convertible Debentures has been registered, Holder understands and agrees that any such Common Stock issued to Holder shall be restricted stock and may not be sold unless and pursuant to an exemption from the Securities Act of 1933, as amended.

5.       Redemption.

         The Convertible Debentures will not be subject to redemption prior to October 30, 1997.

         Redemption by the Holder. On or after October 30, 1997, the Holder shall have the right to redeem the Convertible Debentures by notifying the Company. Within one business day of such notification, the Company, at its sole option, may elect to: (1) redeem the Convertible Debentures at face value plus accrued interest, or (2) issue Common Stock at a rate equal to ninety percent (90%) of the previous five trading days average closing bid price on the NASDAQ National Market System (or the primary exchange where shares are traded) ending the day prior to the notice date plus any accrued interest. If the Company elects to issue Common Stock, such shares issued to Holder shall be either issued pursuant to an exemption under the U.S. Federal securities laws or with registered and freely tradeable shares.

         The Company agrees that upon the first redemption by Holder, the Company shall instruct Holder as to its method of redemption and such method of redemption shall continue to be effective upon each subsequent redemption by Holder until Holder is notified otherwise.

         Redemption by the Company. On or after October 30, 1997, and upon thirty (30) days advance notice to the Holder, the Company shall have the right to redeem the Convertible Debentures. Within thirty days of such notification, the Holder may elect to: (1) redeem the Convertible Debentures for cash at face value plus accrued interest, or (2) have the Company issue Common Stock at a rate equal to ninety percent (90%) of the previous five trading days average closing bid price on the NASDAQ National Market System ending the day prior to the notice date plus any accrued interest. In accordance with the election of the Holder, the Company has ten days after receipt of the Holder's election to either make the payment as described herein or deliver the Common Stock to the Holder.

6.       Notice of Redemption.

         To effect a redemption, notice shall be sent by facsimile or forty-eight hour courier to the Holder of each Security to be redeemed at such Holder's last address as then shown upon the registry books of the Registrar or to the Company is redeemed by the Holder .

7.       Persons Deemed Owners.

         The registered Holder of a Security may be treated as the owner of it for all purposes.

8.       Agreement to File Registration Statement to Register the Common Stock.

         If the Company determines that it cannot issue shares pursuant to an exemption under the U.S. Federal securities laws, then it shall undertake to file within thirty (30) days, a registration statement on the appropriate form with the U.S. Securities and Exchange Commission to register the Common Stock no earlier than sixty (60) days after the execution of this Note. The Company further agrees that it shall use its best efforts to have such registration statement declared effective within one hundred twenty (120) days of its initial filing with the U.S. Securities and Exchange Commission.

9.       Warrants.

         A five-year warrant (the "Warrant") to purchase 20,000 shares of Common Stock at $1.875 per share (the "Warrant Shares") for each million dollars of debt shall be issued to each Holder. The Warrants shall be substantially in the form of Exhibit D hereto.

         It is understood and agreed that the Warrants and the Warrant Shares have not been registered under the Act, and that the Warrants may not be exercised by or on behalf of any U.S. Person unless the Warrant Shares have been registered under the Act and any applicable state securities law in the United States or exemptions from such registration are available. It is a condition to the exercise of the Warrants that (a) any Warrant Shares issuable upon such exercise will not be delivered within the United States except in circumstances constituting an "offshore transaction" (as defined in Rule 902(i) of Regulation S under the Act) or unless such shares have been registered under the Act or an exemption from registration is available, and (b) the holder exercising the Warrants must deliver to the Company (i) a written certification, attached hereto as Exhibit E, that such holder is not a U.S. Person and (ii) if requested by the Company, a written opinion of counsel, acceptable in form and substance to the Company's counsel, to the effect that the Warrants and the Warrant Shares issuable upon the exercise thereof have been registered under the Act and any applicable state securities law in the United States or are exempt from registration thereunder.

10.      Subordination to Senior Indebtedness on Collateral.

         Payment of principal, premium, if any, and interest on the Convertible Debentures is subordinated to the prior payment in full of all senior indebtedness. For purposes of this Note, senior indebtedness, and such senior indebtedness is held by Fred E. Kassner who holds a line of credit with the Company, has a first ranking pledge, up to five million dollars plus interest, on the now owned or hereafter acquired accounts receivable, inventory, and the intellectual property of the 1 View software products and a second ranking pledge on the stock of Dorotech, S.A. Holders of the 8% Convertible Note shall be secured with a second ranking pledge, up to three million dollars plus interest, on the now owned or hereafter acquired accounts receivable, inventory and the intellectual property of the 1 View software and a third ranking pledge on the stock of Dorotech, S.A.

         The Company agrees that it shall file within thirty (30) days of the date of execution of this Note any and all appropriate security liens on the collateral described in the paragraph above, including financing statements pursuant to the Uniform Commercial Code that shall be filed in the state of Virginia to secure the interests of the Holder in the collateral.

11.      Repurchase at Option of Holder Upon a Change of Control.

         If there is a Change of Control, the Company shall be required to offer to purchase on the Repurchase Date all outstanding Convertible Debentures at a purchase price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to the Repurchase Date. Holders of the Convertible Debentures will receive a Repurchase Offer from the Company prior to any related Repurchase Date and may elect to have such Convertible Debentures purchased by completing the form entitled "Option of Holder to Elect Purchase" appearing below.

12.      Successors.

         When a successor assumes all the obligations of its predecessor under the Convertible Debentures, the predecessor will be released form those obligations (except with respect to any obligations that arise from or as a result of such transaction).

13       Defaults and Remedies.

         If an event of default occurs and is continuing other than an event of default relating to certain events of bankruptcy, insolvency or reorganization, then in every case, unless the principal of all of the Convertible Debentures shall have already become due and payable, the Holders of 25% in aggregate principal amount of Convertible Debentures then outstanding may declare all the

Convertible Debentures to be due and payable immediately.

14.      No Recourse Against Others.

         No director or indirect partner, employee, stockholder or officers, as such, past, present or future, of the Company or any successor corporation or any Subsidiary or any of the Company's Affiliates shall have any personal liability in respect of the obligations of the Company under the Convertible Debentures by reason of his, her or its status as such partner, stockholders, director, officer or employee. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Convertible Debentures.

15.      Use of Proceeds.

         Network Imaging agrees that the use of proceeds under this Convertible Note shall only be used for operational purposes and shall not be used to make any dividend payments to the Series A Preferred shareholders nor to make payments to CDRE pursuant to the re-purchase of the Series F Preferred stock.

16.      Right of First Refusal on Future Regulation S Offerings.

         In the event that Network Imaging shall propose a Regulation S transaction in the future, until such time as all of Debentures described herein have been converted, Network Imaging shall not conduct such an offering without first offering the transaction to the Holder who shall have five (5) days to elect to proceed with such a transaction.

17. The Holder represents and warrants that he is neither a citizen nor a resident of the United States, and if the Holder is a corporation or a partnership, the corporation or partnership is not organized or incorporated under the laws of the United States.

                                    Signatures

IN WITNESS WHEREOF, the parties hereto have cause this Note to be duly executed as of this 9th day of July 1997.

                           Network Imaging Corporation

                                            By:
                                                -----------------------------
                                            Name:
                                                  ---------------------------
                                            Title:
                                                  ---------------------------

                                            Holder:

                                            ---------------------------------
                                            Mark Shoom

                       OPTION OF HOLDER TO ELECT PURCHASE


          If you want to elect to have this Convertible Debenture purchased by the Company, check the box:
                           -----

          If you want to elect to have only part of this Convertible Debenture purchased by the Company, state the amount you want to be purchased:


                               $ -----------------



Date:                               Signature:
      ----------------------------            ---------------------------------

                              [FORM OF] ASSIGNMENT

                         I or we assign this Security to


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             (Print or type name, address and zip code of assignee)

    Please insert Social Security or other identifying number of the assignee

                              --------------------

and irrevocably  appoint            agent to transfer this Security on the books
                         ----------
of the Company. The agent may substitute another to act for him.


    Date:                        Signed:
          ---------------------         ------------------------------------

--------------------------------------------------------------------------------

                      (Sign exactly as name appears on the
                          other side of this Security)



                             Signature Guarantee. *


                          ----------------------------
  *Participant in a recognized Signature Guarantee Medallion Program (or other signature acceptable to the Trustee).

                                    EXHIBIT B

                            FORM OF CONVERSION NOTICE

                         To: Network Imaging Corporation
                                    $100,000
              8.0% Convertible Subordinated Notes due July 8, 2002

                  The undersigned  owner of this Convertible  Debenture  hereby:
(i) irrevocably exercises the option to convert this Debenture, or the portion hereof below designated, for shares of Common Stock of Network Imaging Corporation in accordance with the terms of this Convertible Debenture and (ii) directs that such shares of Common Stock deliverable upon the conversion, be issued and delivered tot he registered holder hereof unless a different name has been indicated below. If shares are to be delivered registered in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest accompanies this Convertible Debenture.

                                            Dated
                                                 -----------------------------


                                            ----------------------------------
                                                         Signature

           Fill in for registration of shares if to be delivered, and of Convertible Debentures if to be issued, otherwise
                than to and in the name of the registered holder.

                       ----------------------------------
                            Social Security or other
                           Taxpayer Identifying Number

                         -------------------------------
                                     (Name)

                         --------------------------------
                                (Street Address)

                         -------------------------------
                           (City, State and Zip Code)
                         (Please print name and address)

              Principal amount to be converted: (if less than all)

                    $ --------------------------------------

                              Signature Guarantee.*

                         -----------------------------
       *Participant in a recognized Signature Guarantee Medallion Program

                                    EXHIBIT C

                            FORM OF REDEMPTION NOTICE

                         To: Network Imaging Corporation
                                    $100,000
              8.0% Convertible Subordinated Notes due July 8, 2002

                  The undersigned  owner of this Convertible  Debenture  hereby:
(i) irrevocably exercises the option to redeem this Debenture, or the portion hereof below designated, for shares of Common Stock of Network Imaging Corporation in accordance with the terms of this Convertible Debenture and (ii) directs that such shares of Common Stock deliverable upon the conversion, be issued and delivered tot he registered holder hereof unless a different name has been indicated below. If shares are to be delivered registered in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest accompanies this Convertible Debenture.

                                            Dated
                                                 -----------------------------

                                            ----------------------------------
                                                         Signature

           Fill in for registration of shares if to be delivered, and of Convertible Debentures if to be issued, otherwise
                than to and in the name of the registered holder.

                       ----------------------------------
                            Social Security or other
                           Taxpayer Identifying Number

                         -------------------------------
                                     (Name)

                         -------------------------------
                                (Street Address)

                         -------------------------------
                           (City, State and Zip Code)
                         (Please print name and address)

              Principal amount to be converted: (if less than all)

                    $ --------------------------------------

                              Signature Guarantee.*

                          -----------------------------
       *Participant in a recognized Signature Guarantee Medallion Program

                                    EXHIBIT E
                        WRITTEN CERTIFICATION FROM HOLDER



         Holder, hereby certifies to Network Imaging that the Common Stock underlying the Convertible Debentures and/or the Warrants issued to Holder, pursuant to a sale, an offer for sale or a transfer have not been sold, offered for sale or transferred to a "U.S. Person" as that term is defined under United States Federal securities laws and/or any state securities laws that may be application to the transaction.


         I hereby certify to the accuracy of the statements made herein.



                                              -------------------------------
                                              Holder

                                              --------------------------------
                                              Date

                        SCHEDULE TO 8.0% Convertible Note
                                    $100,000
                                due July 8, 2002


The following Notes were issued pursuant to the transaction related to Convertible debt in the amount of $1,800,000:

(a) ten (10) Notes were issued, each in the amount of $100,000, to Wood Gundy in trust for RRSP 550 9886619; and

(b) eight (8) Notes were issued, each in the amount of $100,000, to Gundyco in trust for RRSP 550 99119 12.